UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2008

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2008, Computer Software Innovations, Inc. (the “Company”) and RBC Centura Bank (“the Bank”) entered into a modification of the Company’s $7.0 million revolving credit facility (the “Credit Facility”) to extend the maturity date of the Credit Facility from June 30, 2009 to June 30, 2010 (the “Modification”). The Modification is incorporated herein as Exhibit 10.1.

The renewal and amendment of the Credit Facility on September 14, 2007 was previously disclosed in Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2007, which disclosure is incorporated herein by reference. Further, certain original and continuing terms of the Credit Facility were previously disclosed in Item 1.01(b) of the Company’s Form 8-K filed on January 5, 2007, which disclosure is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In connection with the Credit Facility described in Item 1.01 above, which disclosure is incorporated herein by reference, the Company pledged substantially all of its assets as security for the Credit Facility. The pledge of assets is now extended through June 30, 2010.

The renewal and amendment of the Credit Facility on September 14, 2007 was previously disclosed in Item 1.01 of the Company’s Form 8-K filed with the SEC on September 14, 2007, which disclosure is incorporated herein by reference. Further, certain original and continuing terms of the Credit Facility were previously disclosed in Item 1.01(b) of the Company’s Form 8-K filed on January 5, 2007, which disclosure is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

The renewal and amendment of the Credit Facility on September 14, 2007 was previously disclosed in Item 1.01 of the Company’s Form 8-K filed with the SEC on September 14, 2007, which disclosure is incorporated herein by reference. Further, certain original and continuing terms of the Credit Facility were previously disclosed in Item 1.01(b) of the Company’s Form 8-K filed on January 5, 2007, which disclosure is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Pursuant to the terms of the Credit Facility, the Company is prohibited from making any distributions (including any dividends on its common stock), or making any repurchases, retirements or redemptions of its capital stock, except to the extent there is no event of default either before or after any such distribution, repurchase or redemption, without the Bank’s consent. Pursuant to the Modification, this prohibition has been extended until June 30, 2010. The disclosure contained in Item 1.01 above is incorporated herein by reference.

The renewal and amendment of the Credit Facility on September 14, 2007 was previously disclosed in Item 1.01 of the Company’s Form 8-K filed with the SEC on September 14, 2007, which disclosure is incorporated herein by reference. Further, certain original and continuing terms of the Credit Facility were previously disclosed in Item 1.01(b) of the Company’s Form 8-K filed on January 5, 2007, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
Exhibit 10.1	Modification to Revolving Facility between the Company and RBC Centura Bank dated June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	David B. Dechant
David B. Dechant
Chief Financial Officer

Dated: July 2, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Modification to Revolving Facility between the Company and RBC Centura Bank dated June 30, 2008.